STANDBY EQUITY DISTRIBUTION AGREEMENT

     THIS STANDBY EQUITY DISTRIBUTION AGREEMENT (the "Agreement") is entered into as of December 20, 2004 between CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor"), and STRIKEFORCE TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of New Jersey(the "Company").

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company up to Ten Million Dollars ($10,000,000) of the Company's common stock, par value $ 0.0001 per share (the "Common Stock"); and

     WHEREAS, such investments will be made in reliance upon the provisions of Regulation D ("Regulation D") of the Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act"), and or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder; and

     WHEREAS, the Company has engaged Newbridge Securities Corporation to act as the Company's exclusive placement agent in connection with the sale of the Company's Common Stock to the Investor hereunder pursuant to the Placement Agent Agreement dated the date hereof by and among the Company, the Placement Agent and the Investor (the "Placement Agent Agreement").

     NOW, THEREFORE, the parties hereto agree as follows:


                                   ARTICLE I.
                               Certain Definitions

     Section 1.1. "Advance" shall mean the portion of the Commitment Amount requested by the Company in the Advance Notice.

     Section 1.2. "Advance Date" shall mean the date the David Gonzalez Attorney Trust Account is in receipt of the funds from the Investor and David Gonzalez, Esq., is in possession of free trading shares from the Company and therefore an Advance by the Investor to the Company can be made and David Gonzalez, Esq. can release the free trading shares to the Investor. The Advance Date shall be one
(1) Trading Day after the applicable Pricing Period.

     Section 1.3. "Advance Notice" shall mean a written notice to the Investor setting forth the Advance amount that the Company requests from the Investor and the Advance Date.

     Section 1.4. "Advance Notice Date" shall mean each date the Company delivers to the Investor an Advance Notice requiring the Investor to advance funds to the Company, subject to the terms of this Agreement. No Advance Notice Date shall be less than five (5) Trading Days after the prior Advance Notice Date.
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     Section 1.5. "Bid Price" shall mean, on any date, the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc.

     Section 1.6. "Closing" shall mean one of the closings of a purchase and sale of Common Stock pursuant to Section 2.3.

     Section 1.7. "Commitment Amount" shall mean the aggregate amount of up to Ten Million Dollars ($10,000,000), which the Investor has agreed to provide to the Company in order to purchase the Company's Common Stock pursuant to the terms and conditions of this Agreement.

     Section 1.8. "Commitment Period" shall mean the period commencing on the earlier to occur of (i) the Effective Date, or (ii) such earlier date as the Company and the Investor may mutually agree in writing, and expiring on the earliest to occur of (x) the date on which the Investor shall have made payment of Advances pursuant to this Agreement in the aggregate amount of Ten Million Dollars ($10,000,000), (y) the date this Agreement is terminated pursuant to
Section 2.4, or (z) the date occurring twenty-four (24) months after the Effective Date.

     Section 1.9. "Common Stock" shall mean the Company's common stock, par value $ 0.0001per share.

     Section 1.10. "Condition Satisfaction Date" shall have the meaning set forth in Section 7.2.

     Section 1.11. "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

     Section 1.12. "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in Section 7.2(b).

     Section 1.13. "Escrow Agreement" shall mean the escrow agreement among the Company, the Investor, and David Gonzalez, Esq., dated the date hereof.

     Section 1.14. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     Section 1.15. "Material Adverse Effect" shall mean any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement or the Registration Rights Agreement in any material respect.

     Section 1.16. "Market Price" shall mean the lowest VWAP of the Common Stock during the Pricing Period.

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     Section  1.17.  "Maximum  Advance  Amount"  shall be Five Hundred  Thousand
Dollars ($500,000) per Advance Notice.

     Section 1.18 "NASD" shall mean the National Association of Securities Dealers, Inc.

     Section  1.19  "Person"  shall  mean  an  individual,   a  corporation,   a
partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     Section 1.20 "Placement Agent" shall mean Newbridge Securities Corporation, a registered broker-dealer.

     Section 1.21 "Pricing Period" shall mean the five (5) consecutive Trading Days after the Advance Notice Date.

     Section 1.22 "Principal Market" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange, the OTC Bulletin Board or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

     Section 1.23 "Purchase Price" shall be set at ninety eight percent (98%) of the Market Price during the Pricing Period.

     Section 1.24 "Registrable Securities" shall mean the shares of Common Stock to be issued hereunder (i) in respect of which the Registration Statement has not been declared effective by the SEC, (ii) which have not been sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") or (iii) which have not been otherwise transferred to a holder who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

     Section 1.25 "Registration Rights Agreement" shall mean the Registration Rights Agreement dated the date hereof, regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor.

     Section 1.26 "Registration Statement" shall mean a registration statement on Form S-1 or SB-2 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered there under in accordance with the provisions of this Agreement and the Registration Rights Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act; provided, however, that subsequent to the filing of the Company's first Registration Statement, if the Company shall be obligated to file a subsequent Registration Statement, Registration Statement shall include any form of registration statement then available to the Company under applicable SEC Rule, including Form S-2 or S-3.

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     Section  1.27  "Regulation  D" shall  have  the  meaning  set  forth in the recitals of this Agreement.

     Section 1.28 "SEC" shall mean the Securities and Exchange Commission.

     Section 1.29 "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

     Section 1.30 "SEC Documents" shall mean Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB, Current Reports on Form 8-K and Proxy Statements of the Company as supplemented to the date hereof, filed by the Company for a period of at least twelve (12) months immediately preceding the date hereof or the Advance Date, as the case may be, until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

     Section 1.31 "Trading Day" shall mean any day during which the New York Stock Exchange shall be open for business.

     Section 1.32 "VWAP" shall mean the volume weighted average price of the Company's common stock as quoted by Bloomberg, LP.


                                   ARTICLE II.
                                    Advances

     Section 2.1. Investments.

          (a) Advances. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VII hereof), on any Advance Notice Date the Company may request an Advance by the Investor by the delivery of an Advance Notice. The number of shares of Common Stock that the Investor shall receive for each Advance shall be determined by dividing the amount of the Advance by the Purchase Price. No fractional shares shall be issued. Fractional shares shall be rounded to the next higher whole number of shares. The aggregate maximum amount of all Advances that the Investor shall be obligated to make under this Agreement shall not exceed the Commitment Amount.

     Section 2.2. Mechanics.

          (a) Advance Notice. At any time during the Commitment Period, the Company may deliver an Advance Notice to the Investor, subject to the conditions set forth in Section 7.2; provided, however, the amount for each Advance as designated by the Company in the applicable Advance Notice shall not be more than the Maximum Advance Amount. The aggregate amount of the Advances pursuant to this Agreement shall not exceed the Commitment Amount. The Company acknowledges that the Investor may sell shares of the Company's Common Stock corresponding with a particular Advance Notice on the day the Advance Notice is received by the Investor. There will be a minimum of five (5) Trading Days between each Advance Notice Date.

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          (b) Date of Delivery of Advance  Notice.  An Advance  Notice  shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon Eastern Time, or
(ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Advance Notice may be deemed delivered on a day that is not a Trading Day.

          (c) Pre-Closing Share Credit. Within two (2) business days after the Advance Notice Date, the Company shall credit shares of the Company's Common Stock to the Investor's balance account with The Depository Trust Company through its Deposit Withdrawal At Custodian system, in an amount equal to the amount of the requested Advance divided by the closing Bid Price of the Company's Common Stock as of the Advance Notice Date multiplied by one point one (1.1). Any adjustments to the number of shares to be delivered to the Investor at the Closing as a result of fluctuations in the closing Bid Price of the Company's Common Stock shall be made as of the date of the Closing. Any excess shares shall be credited to the next Advance. In no event shall the number of shares issuable to the Investor pursuant to an Advance cause the Investor to own in excess of nine and 9/10 percent (9.9%) of the then outstanding Common Stock of the Company.

          (d) Hardship. In the event the Investor sells the Company's Common Stock pursuant to subsection (c) above and the Company fails to perform its obligations as mandated in Section 2.5 and 2.2 (c), and specifically fails to provide the Investor with the shares of Common Stock for the applicable Advance, the Company acknowledges that the Investor shall suffer financial hardship and therefore shall be liable for any and all losses, commissions, fees, or financial hardship caused to the Investor.

     Section 2.3. Closings. On each Advance Date, which shall be one (1) Trading Day after an applicable Pricing Period, (i) the Company shall deliver to the David Gonzalez, Esq. (the "Escrow Agent"), shares of the Company's Common Stock, representing the amount of the Advance by the Investor pursuant to Section 2.1 herein, registered in the name of the Investor which shall be delivered to the Investor, or otherwise in accordance with the Escrow Agreement and (ii) the Investor shall deliver to the Escrow Agent the amount of the Advance specified in the Advance Notice by wire transfer of immediately available funds which shall be delivered to the Company, or otherwise in accordance with the Escrow Agreement. In addition, on or prior to the Advance Date, each of the Company and the Investor shall deliver to the other through the Investor's Counsel all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Payment of funds to the Company and delivery of the Company's Common Stock to the Investor shall occur in accordance with the conditions set forth above and those contained in the Escrow Agreement; provided, however, that to the extent the Company has not paid the fees, expenses, and disbursements of the Investor, and the Investor's counsel, in accordance with Section 12.4, the amount of such fees, expenses, and disbursements may be deducted by the Investor (and shall be paid to the relevant party) from the amount of the Advance with no reduction in the amount of shares of the Company's Common Stock to be delivered on such Advance Date.

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     Section 2.4.  Termination of Investment.  The obligation of the Investor to make an Advance to the Company pursuant to this Agreement shall terminate permanently (including with respect to an Advance Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of fifty
(50) Trading Days, other than due to the acts of the Investor, during the Commitment Period, and (ii) the Company shall at any time fail materially to comply with the requirements of Article VI and such failure is not cured within thirty (30) days after receipt of written notice from the Investor, provided, however, that this termination provision shall not apply to any period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post effective amendment is declared effective by the SEC.

     Section 2.5. Agreement to Advance Funds.

          (a) The Investor agrees to advance the amount specified in the Advance Notice to the Company after the completion of each of the following conditions and the other conditions set forth in this Agreement:

          (i) the execution and delivery by the Company, and the Investor, of this Agreement, and the Exhibits hereto;

          (ii) the Company's Common Stock shall have been authorized for quotation on the Principal Market.

          (iii) Investor's Counsel shall have received the shares of Common Stock applicable to the Advance in accordance with Section 2.2(c) hereof;

          (iv) the Company's Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement shall have been declared effective by the SEC;

          (v) the Company shall have obtained all material permits and qualifications required by any applicable state for the offer and sale of the Registrable Securities, or shall have the availability of exemptions therefrom. The sale and issuance of the Registrable Securities shall be legally permitted by all laws and regulations to which the Company is subject;

          (vi) the Company shall have filed with the Commission in a timely manner all reports, notices and other documents required of a "reporting company" under the Exchange Act and applicable Commission regulations;

          (vii) the fees as set forth in Section 12.4 below shall have been paid or can be withheld as provided in Section 2.3;

          (viii) the conditions set forth in Section 7.2 shall have been satisfied;

          (ix) The Company shall have provided to the Investor an acknowledgement, from its certified public accounting firm, Massella & Asociates, as to its ability to provide all consents required in order to file a registration statement in connection with this transaction; and

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
          (x) The Company's transfer agent shall be DWAC eligible.

         Section 2.6.      Lock Up Period.

               (i) Except as provided in the Disclosure Schedule, during the Commitment Period, the Company shall not issue or sell, without the prior written consent of the Investor, (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance or (ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance.

               (ii) On the date hereof, the Company shall obtain from each officer and director a lock-up agreement, as defined below, in the form annexed hereto as Schedule 2.6 agreeing to only sell in compliance with the volume limitation of Rule 144.


                                  ARTICLE III.
                   Representations and Warranties of Investor

     Investor hereby represents and warrants to, and agrees with, the Company that the following are true and as of the date hereof and as of each Advance
Date:

     Section 3.1. Organization and Authorization. The Investor is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by such Investor, the performance by such Investor of its obligations hereunder and the consummation by such Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments (including, without limitations, the Registration Rights Agreement), on behalf of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

     Section 3.2. Evaluation of Risks. The Investor has such knowledge and experience in financial tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk.

     Section 3.3. No Legal Advice From the Company. The Investor acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

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     Section 3.4. Investment Purpose.  The securities are being purchased by the
Investor for its own account, for investment and without any view to the distribution, assignment or resale to others or fractionalization in whole or in part. The Investor agrees not to assign or in any way transfer the Investor's rights to the securities or any interest therein and acknowledges that the Company will not recognize any purported assignment or transfer except in accordance with applicable Federal and state securities laws. No other person has or will have a direct or indirect beneficial interest in the securities. The Investor agrees not to sell, hypothecate or otherwise transfer the Investor's securities unless the securities are registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.

     Section 3.5. Accredited Investor. The Investor is an "Accredited Investor" as that term is defined in Rule 501(a)(3) of Regulation D of the Securities Act.

     Section 3.6. Information. The Investor and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information it deemed material to making an informed investment decision. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement. The Investor understands that its investment involves a high degree of risk. The Investor is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Investor to obtain information from the Company in order to evaluate the merits and risks of this investment. The Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to this transaction.

     Section 3.7. Receipt of Documents. The Investor and its counsel has received and read in their entirety: (i) this Agreement and the Exhibits annexed hereto; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; and
(iii) answers to all questions the Investor submitted to the Company regarding an investment in the Company; and the Investor has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

     Section 3.8. Registration Rights Agreement and Escrow Agreement. The parties have entered into the Registration Rights Agreement and the Escrow Agreement, each dated the date hereof.

     Section 3.9. No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the shares of Common Stock offered hereby.

     Section 3.10. Not an Affiliate. The Investor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any "Affiliate" of the Company (as that term is defined in Rule 405 of the Securities Act). Neither the Investor nor its Affiliates has an open short position in the Common Stock of the Company, and the Investor agrees that it will not, and that it will cause its Affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock, provided that the Company acknowledges and agrees that upon receipt of an Advance Notice the Investor will sell the Shares to be issued to the Investor pursuant to the Advance Notice, even if the Shares have not been delivered to the Investor.

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     Section 3.11.  Trading  Activities.  The Investor's trading activities with respect to the Company's Common Stock shall be in compliance with all applicable federal and state securities laws, rules and regulations and the rules and regulations of the Principal Market on which the Company's Common Stock is listed or traded. Neither the Investor nor its affiliates has an open short position in the Common Stock of the Company and, except as set forth below, the Investor shall not and will cause its affiliates not to engage in any short sale as defined in any applicable SEC or National Association of Securities Dealers rules on any hedging transactions with respect to the Common Stock. Without limiting the foregoing, the Investor agrees not to engage in any short transactions in excess of the amount of shares owned as a result of advances made under this Agreement during the Commitment Period. The Investor shall be entitled to sell Common Stock during the applicable Pricing Period, provided such sales are not short sales.

     Section 3.12. No Investor makes any representation or warranty regarding the Company's ability to successfully become a public company or to have any registration statement filed by the Company pursuant to the Registration Rights Agreement or otherwise declared effective by the SEC. The Company has the sole obligation to make any and all such filings as may be necessary to become a public company and to have any registration statement declared effective by the SEC.


                                   ARTICLE IV.
                  Representations and Warranties of the Company

     Except as stated below or on the Disclosure Schedule (the "Disclosure Schedule") attached hereto as Exhibit "B," the Company hereby represents and warrants to, and covenants with, the Investor that the following are true and correct as of the date hereof:

     Section 4.1. Organization and Qualification. The Company is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

     Section 4.2. Authorization, Enforcement, Compliance with Other Instruments.
(i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and any related agreements, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and any related agreements have been duly executed and delivered by the Company, and (iv) this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and assuming the execution and delivery thereof and acceptance by the Investor and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

     Section 4.3. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 110,000,000 shares of stock, of which 100,000,000 shares are designated as Common Stock and 10,000,000 shares designated as preferred stock, and of which 16,892,477 shares of Common Stock are outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in the Disclosure Schedule, no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in the Disclosure Schedule, as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities (iii) there are no outstanding registration statements and (iv) except as set forth in the Disclosure Schedule, there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein. The Company has furnished to the Investor true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

     Section 4.4. No Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation or any certificate of designations of any outstanding series of preferred stock of the Company or By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any material property or asset of the Company or any of its subsidiaries is bound or affected and which would cause a Material Adverse Effect. Except as disclosed in the Disclosure Schedule, neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted in violation of any material law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any fact or circumstance which might give rise to any of the foregoing.

     Section 4.5. Financial Statements. As of their respective dates, the financial statements of the Company (the "Financial Statements") for the two most recently completed fiscal years and any subsequent interim period complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except
(i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investor contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Section 4.6. No Default. Except as disclosed in the Disclosure Schedule, the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or any of the exhibits or attachments hereto will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under its Certificate of Incorporation, By-Laws, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, or any statute, or any decree, judgment, order, rules or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case which default, lien or charge is likely to cause a Material Adverse Effect on the Company's business or financial condition.

     Section 4.7. Absence of Events of Default. Except for matters described in the Disclosure Schedule and/or this Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a Material Adverse Effect on the Company's business, properties, prospects, financial condition or results of operations.

     Section 4.8. Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

     Section 4.9. Employee Relations. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

     Section 4.10. Environmental Laws. The Company and its subsidiaries are (i) in compliance with any and all applicable material foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

     Section 4.11. Title. Except as set forth in the Disclosure Schedule, the Company has good and marketable title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

     Section 4.12. Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

     Section 4.13. Regulatory Permits. The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

     Section 4.14. Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     Section 4.15. No Material Adverse Breaches, etc. Except as set forth in the Disclosure Schedule, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Except as set forth in the Disclosure Schedule, neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

     Section 4.16. Absence of Litigation. Except as set forth in the Disclosure Schedule, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would
(i) have a Material Adverse Effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the Disclosure Schedule, have a Material Adverse Effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

     Section 4.17. Subsidiaries. Except as disclosed in the Disclosure Schedule, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

     Section 4.18. Tax Status. Except as disclosed in the Disclosure Schedule, the Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

     Section 4.19. Certain Transactions. Except as set forth in the Disclosure Schedule, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     Section 4.20. Fees and Rights of First Refusal. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

     Section 4.21. Use of Proceeds. The Company represents that the net proceeds from this offering will be used for general corporate purposes. However, in no event shall the net proceeds from this offering be used by the Company for the payment (or loaned to any such person for the payment) of any judgment, or other liability, incurred by any executive officer, officer, director or employee of the Company, except for any liability owed to such person for services rendered, or if any judgment or other liability is incurred by such person originating from services rendered to the Company, or the Company has indemnified such person from liability.

     Section 4.22. Further Representation and Warranties of the Company. For so long as any securities issuable hereunder held by the Investor remain outstanding, the Company acknowledges, represents, warrants and agrees that it will maintain the listing of its Common Stock on the Principal Market

     Section 4.23. Opinion of Counsel. Investor shall receive an opinion letter from counsel acceptable to the Investor on the date hereof.

     Section 4.24. Opinion of Counsel. The Company will obtain for the Investor, at the Company's expense, any and all opinions of counsel which may be reasonably required in order to sell the securities issuable hereunder without restriction.

     Section 4.25. Dilution. The Company is aware and acknowledges that issuance of shares of the Company's Common Stock could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.

     Section 4.26. The Company acknowledges that the Investor is relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Investor purchasing the Common Stock. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Investor would not enter into this Agreement.


                                   ARTICLE V.
                                 Indemnification

     Section 5.1. Indemnification.

          (a) In consideration of the Investor's execution and delivery of this Agreement, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor, and all of its officers, directors, partners, attorneys, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Investor Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Investor Indemnitee arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Investor Indemnitees. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

          (b) In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Investor's other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, attorneys, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Investor in this Agreement, the Registration Rights Agreement, or any instrument or document contemplated hereby or thereby executed by the Investor, (b) any breach of any covenant, agreement or obligation of the Investor(s) contained in this Agreement, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on misrepresentations or due to a breach by the Investor and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnitees. To the extent that the foregoing undertaking by the Investor may be unenforceable for any reason, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

          (c) The obligations of the parties to indemnify or make contribution under this Section 5.1 shall survive termination.


                                   ARTICLE VI.
                            Covenants of the Company

     Section 6.1. Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

     Section 6.2. Listing of Common Stock. The Company shall obtain and maintain the Common Stock's authorization for quotation on the National Association of Securities Dealers Inc.'s Over the Counter Bulletin Board. In its discretion, the Company may causes its shares to be listed on any NASDAQ market or a National Securities Exchange.

     Section 6.3. Exchange Act Registration. The Company will file in a timely manner, including any extensions permitted by the Exchange Act, all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Exchange Act.

     Section 6.4. Transfer Agent Instructions. Not later than two (2) business days after each Advance Notice Date and prior to each Closing and resale of the Common Stock by the Investor, the Company will deliver instructions to its transfer agent to issue shares of Common Stock free of restrictive legends.

     Section 6.5. Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

     Section 6.6. Notice of Certain Events Affecting Registration; Suspension of Right to Make an Advance. The Company will immediately notify the Investor upon its becoming aware of the occurrence of any of the following events in respect of a registration statement or related prospectus relating to an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus of any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Advance Notice during the continuation of any of the foregoing events.

     Section 6.7. Expectations Regarding Advance Notices. Within ten (10) days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company must notify the Investor, in writing, as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Advance
Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Advance Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor, in writing, at any time as to its reasonable expectations with respect to the current calendar quarter.

     Section 6.8. Restriction on Sale of Capital Stock. Except as provided in the Disclosure Schedule, during the Commitment Period, the Company shall not issue or sell, without the prior written consent of the Investor, (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than the bid price of the Common Stock determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's Bid Price determined immediately prior to its issuance, or (iii) file any registration statement on Form S-8.

     Section 6.9. Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

     Section 6.10. Issuance of the Company's Common Stock. The sale of the shares of Common Stock shall be made in accordance with the provisions and requirements of Regulation D and any applicable state securities law.


                                  ARTICLE VII.
                Conditions for Advance and Conditions to Closing

     Section 7.1. Conditions Precedent to the Obligations of the Company. The obligation hereunder of the Company to issue and sell the shares of Common Stock to the Investor incident to each Closing is subject to the satisfaction, or waiver by the Company, at or before each such Closing, of each of the conditions set forth below.

          (a) Accuracy of the Investor's Representations and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects.

          (b) Performance by the Investor. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

     Section 7.2. Conditions Precedent to the Right of the Company to Deliver an Advance Notice and the Obligation of the Investor to Purchase Shares of Common Stock. The right of the Company to deliver an Advance Notice and the obligation of the Investor hereunder to acquire and pay for shares of the Company's Common Stock incident to a Closing is subject to the fulfillment by the Company, on (i) the date of delivery of such Advance Notice and (ii) the applicable Advance Date (each a "Condition Satisfaction Date"), of each of the following conditions:

          (a) Listing of the Company's Common Stock. The Company's Common Stock shall have been authorized for quotation on the National Association of Securities Dealers Inc.'s Over the Counter Bulletin Board.

          (b) Registration of the Common Stock with the SEC. The Company shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement. As set forth in the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist. The Registration Statement must have been declared effective by the SEC prior to the first Advance Notice Date.

          (c)  Authority.  The  Company  shall have  obtained  all  permits  and qualifications required by any applicable state in accordance with the Registration Rights Agreement for the offer and sale of the shares of Common Stock, or shall have the availability of exemptions therefrom. The sale and issuance of the shares of Common Stock shall be legally permitted by all laws and regulations to which the Company is subject.

          (d) Fundamental Changes. There shall not exist any fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post-effective amendment to the Registration Statement.

          (e) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement (including, without limitation, the conditions specified in Section 2.5 hereof) and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

          (f) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

          (g) No Suspension of Trading in or Delisting of Common Stock. The trading of the Common Stock has commenced on the Principal Market and has not been suspended by the SEC or the Principal Market. The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market (if any). The Company shall not have received any notice threatening the continued listing of the Common Stock on the Principal Market.

          (h) Maximum Advance Amount. The amount of any Advance requested by the Company shall not exceed the Maximum Advance Amount. In addition, in no event shall the number of shares issuable to the Investor pursuant to an Advance cause the Investor to beneficially own in excess of nine and 9/10 percent (9.9%) of the then outstanding Common Stock of the Company.

          (i) No Knowledge. The Company shall have no knowledge of any event which would be more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective.

          (j) Other. On each Condition Satisfaction Date, the Investor shall have received the certificate executed by an officer of the Company in the form of Exhibit A attached hereto.


                                  ARTICLE VIII.
         Due Diligence Review; Non-Disclosure of Non-Public Information

     Section 8.1. Due Diligence Review. Prior to the filing of the Registration Statement the Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor, any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

     Section 8.2. Non-Disclosure of Non-Public Information.

          (a) The Company shall not disclose non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

          (b) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.


                                   ARTICLE IX.
                           Choice of Law/Jurisdiction

     Section 9.1. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard exclusively in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County, New Jersey and the United States District Court of New Jersey, sitting in Newark, New Jersey, for the adjudication of any civil action asserted pursuant to this paragraph.


                                   ARTICLE X.
                             Assignment/Termination

     Section 10.1. Assignment. Neither this Agreement nor any rights of the Company hereunder may be assigned to any other Person.

     Section 10.2. Termination. The obligations of the Investor to make Advances under Article II hereof shall terminate twenty-four (24) months after the Effective Date.


                                   ARTICLE XI.
                                     Notices

     Section 11.1. Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested;
(iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:              StrikeForce Technologies, Inc.
                                    1090 King George's Post Road, Suite 108
                                    Edison, NJ 08837
                                    Attention: Mark L. Kay, CEO
                                    Telephone:        (732) 661-9641
                                    Facsimile:        (732) 661-9647

With a copy to:                     Sichenzia, Ross, Friedman and Ference, LLP
                                    1065 Avenue of the Americas
                                    New York, New York 10018
                                    Attn:    Jay R. McDaniel
                                    Telephone:        (212) 930-9700
                                    Facsimile:        (212) 930-9725

If to the Investor(s):              Cornell Capital Partners, LP
                                    101 Hudson Street -Suite 3700
                                    Jersey City, NJ 07302
                                    Attention:        Mark Angelo
                                                      Portfolio Manager
                                    Telephone:        (201) 985-8300
                                    Facsimile:        (201) 985-8266

With a copy to:                     Cornell Capital Partners, LP
                                    101 Hudson Street -Suite 3700
                                    Jersey City, NJ 07302
                                    Attention:        Troy J. Rillo, Esq.
                                                      Senior Vice-President
                                    Telephone:        (201) 985-8300
                                    Facsimile:        (201) 985-8266

     Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.


                                  ARTICLE XII.
                                  Miscellaneous

     Section 12.1. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof, though failure to deliver such copies shall not affect the validity of this Agreement.

     Section 12.2. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     Section 12.3. Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

     Section 12.4. Fees and Expenses. The Company hereby agrees to pay the following fees:

          (a) Structuring Fees. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company will pay the Investor the fee of Fifteen Thousand Dollars ($15,000) for structuring fees associated with this Agreement. The Company has advanced $10,000 Dollars to the Investor and the balance shall be paid directly from the gross proceeds of the First Closing, as such terms are defined in the Securities Purchase Agreement of even date hereof. This structuring fee shall be deemed fully earned on the date hereof. Subsequently on each Advance Date, the Company shall pay Yorkville Advisors Management, LLC a structuring fee of Five Hundred Dollars ($500).

          (b) Due Diligence Fees. Upon submission of the due diligence documents to the Investor, the Company paid to the Investor a non-refundable due diligence fee of Five Thousand Dollars ($5,000).

          (c) Commitment Fees.

               (i) On each Advance Date the Company shall pay to the Investor, directly from the gross proceeds held in escrow, an amount equal to five percent (5%) of the amount of each Advance. The Company hereby agrees that if such payment, as is described above, is not made by the Company on the Advance Date, such payment will be made at the direction of the Investor as outlined and mandated by Section 2.3 of this Agreement.

               (ii) Upon the execution of this Agreement the Company shall issue to the Investor Five Hundred Forty Thousand (540,000) shares of Common Stock as a commitment fee (the "Investor's Shares").

               (iii) Fully Earned. The Investor's Shares shall be deemed fully earned as of the date hereof.

               (iv)  Registration   Rights.  The  Investor's  Shares  will  have
"piggy-back" registration rights.

     Section 12.5. Brokerage. Except as provided in the Disclosure Schedule, each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

     Section 12.6. Confidentiality. If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Distribution Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                          COMPANY:
                                          STRIKEFORCE TECHNOLOGIES, INC.

                                          By:/S/ Mark L. Kay
                                             ---------------
                                          Name:  Mark L. Kay
                                          Title: CEO


                                          INVESTOR:
                                          CORNELL CAPITAL PARTNERS, LP

                                          By:      Yorkville Advisors, LLC
                                          Its:     General Partner

                                          By: /S/Mark Angelo
                                             -----------------
                                          Name:  Mark Angelo
                                          Title: Portfolio Manager

                                   EXHIBIT A-1


                                    EXHIBIT A


                      ADVANCE NOTICE/COMPLIANCE CERTIFICATE


                         STRIKEFORCE TECHNOLOGIES, INC.


     The undersigned, _______________________ hereby certifies, with respect to the sale of shares of Common Stock of StrikeForce Technologies, Inc. (the
"Company"), issuable in connection with this Advance Notice and Compliance Certificate dated ___________________ (the "Notice"), delivered pursuant to the Standby Equity Distribution Agreement (the "Agreement"), as follows:

     1. The undersigned is the duly elected President or Chief Executive Officer of the Company.

     2. There are no fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post effective amendment to the Registration Statement.

     3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Advance Date related to the Notice and has complied in all material respects with all obligations and conditions contained in the Agreement.

     4. The undersigned hereby represents, warrants and covenants that it has made all filings ("SEC Filings") required to be made by it pursuant to applicable securities laws (including, without limitation, all filings required under the Securities Exchange Act of 1934, which include Forms 10-Q, 10-K, 8-K, etc.). All SEC Filings and other public disclosures made by the Company, including, without limitation, all press releases, analysts meetings and calls, etc. (collectively, the "Public Disclosures"), have been reviewed and approved for release by the Company's attorneys and, if containing financial information, the Company's independent certified public accountants. None of the Company's Public Disclosures contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     5. The Advance requested is _____________________.

     The   undersigned   has  executed  this   Certificate   this  ____  day  of
_________________.

                                        STRIKEFORCE TECHNOLOGIES, INC.


                                        By:__________________
                                        Name:________________
                                        Title:_______________

                                    EXHIBIT B


                              DISCLOSURE STATEMENT





                                  EXHIBIT B-1

                          STRIKEFORCE TECHNOLOGIES, INC

     The undersigned hereby agrees that for a period commencing on the date hereof and so long as Cornell Capital Partners, LP (the "Investor"), or any successors or assignee, is a beneficiary owner of the Buyers Stock pursuant to thInvestment Agreement between StrikeForce Technologies, Inc. (the "Company") and the Investor dated December 20, 2004 (the "Initial Lock-up Period"), he, she or it, or any successors or assignee will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities").

     In addition, the undersigned hereby agrees that for a period commencing on the termination of the Initial Lock-up Period and expiring on the termination of the Standby Equity Distribution Agreement dated November __, 2004 between the Company and the Investor (the "Lock-up Period"), he, she or it will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of except pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, any Securities. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned.

Dated: December 20, 2004

                                            Signature


                                            Address:____________________________
                                            City, State, Zip Code:______________
                                            ____________________________________
                                            Print Social Security Number
                                            or Taxpayer I.D. Number

                          STRIKEFORCE TECHNOLOGIES, INC

     The undersigned hereby agrees that for a period commencing on the date hereof and so long as Cornell Capital Partners, LP (the "Investor"), or any successors or assignee, is a beneficiary owner of the Buyers Stock pursuant to thInvestment Agreement between StrikeForce Technologies, Inc. (the "Company") and the Investor dated December 20, 2004 (the "Initial Lock-up Period"), he, she or it, or any successors or assignee will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities").

     In addition, the undersigned hereby agrees that for a period commencing on the termination of the Initial Lock-up Period and expiring on the termination of the Standby Equity Distribution Agreement dated November __, 2004 between the Company and the Investor (the "Lock-up Period"), he, she or it will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of except pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, any Securities. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned.

Dated: December 20, 2004

                                            Signature


                                            Address:____________________________
                                            City, State, Zip Code:______________
                                            ____________________________________
                                            Print Social Security Number
                                            or Taxpayer I.D. Number

                          STRIKEFORCE TECHNOLOGIES, INC

     The undersigned hereby agrees that for a period commencing on the date hereof and so long as Cornell Capital Partners, LP (the "Investor"), or any successors or assignee, is a beneficiary owner of the Buyers Stock pursuant to thInvestment Agreement between StrikeForce Technologies, Inc. (the "Company") and the Investor dated December 20, 2004 (the "Initial Lock-up Period"), he, she or it, or any successors or assignee will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities").

     In addition, the undersigned hereby agrees that for a period commencing on the termination of the Initial Lock-up Period and expiring on the termination of the Standby Equity Distribution Agreement dated November __, 2004 between the Company and the Investor (the "Lock-up Period"), he, she or it will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of except pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, any Securities. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned.

Dated: December 20, 2004

                                            Signature


                                            Address:____________________________
                                            City, State, Zip Code:______________
                                            ____________________________________
                                            Print Social Security Number
                                            or Taxpayer I.D. Number

                          STRIKEFORCE TECHNOLOGIES, INC

     The undersigned hereby agrees that for a period commencing on the date hereof and so long as Cornell Capital Partners, LP (the "Investor"), or any successors or assignee, is a beneficiary owner of the Buyers Stock pursuant to thInvestment Agreement between StrikeForce Technologies, Inc. (the "Company") and the Investor dated December 20, 2004 (the "Initial Lock-up Period"), he, she or it, or any successors or assignee will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities").

     In addition, the undersigned hereby agrees that for a period commencing on the termination of the Initial Lock-up Period and expiring on the termination of the Standby Equity Distribution Agreement dated November __, 2004 between the Company and the Investor (the "Lock-up Period"), he, she or it will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of except pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, any Securities. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned.

Dated: December 20, 2004

                                            Signature


                                            Address:____________________________
                                            City, State, Zip Code:______________
                                            ____________________________________
                                            Print Social Security Number
                                            or Taxpayer I.D. Number

                          STRIKEFORCE TECHNOLOGIES, INC

     The undersigned hereby agrees that for a period commencing on the date hereof and so long as Cornell Capital Partners, LP (the "Investor"), or any successors or assignee, is a beneficiary owner of the Buyers Stock pursuant to thInvestment Agreement between StrikeForce Technologies, Inc. (the "Company") and the Investor dated December 20, 2004 (the "Initial Lock-up Period"), he, she or it, or any successors or assignee will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities").

     In addition, the undersigned hereby agrees that for a period commencing on the termination of the Initial Lock-up Period and expiring on the termination of the Standby Equity Distribution Agreement dated November __, 2004 between the Company and the Investor (the "Lock-up Period"), he, she or it will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of except pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, any Securities. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned.

Dated: December 20, 2004

                                            Signature


                                            Address:____________________________
                                            City, State, Zip Code:______________
                                            ____________________________________
                                            Print Social Security Number
                                            or Taxpayer I.D. Number

Katherine LaRosa                                                 1,125,208
Mark Corrao                                                      1,308,207
Ramarao Pemmaraju                                                3,264,465
Teddy Svoronos                                                     326,000
Thomas Yon                                                       1,469,418
Robert Denn                                                      3,273,742
                                                                 ---------
           Total Founders                                       10,767,040

Al Rosenthal                                                         3,334
Anthony Mandrachia                                                 105,000
Arinx Francois                                                      30,000
Bhavani Pemmaraju                                                  100,000
Fritz Clarival                                                       6,000
Gene Gavin                                                           2,000
Joanne Delio                                                         1,000
John Delaney                                                         5,100
John Gawlik                                                         60,000
Kevin McMahon                                                        3,180
Livio Belulovich                                                     2,000
Mary Difiore                                                         1,500
Mike Tafuri                                                          1,500
Peter Ortolano                                                       1,200
Rich Roland                                                          3,000
Robert Koch                                                         59,850
Lawrence Sica                                                        5,000
Robert Scios                                                        59,850
Robert Stortz                                                        1,000
Ronald Terchak                                                     150,000
Sal Girardi                                                          1,500
Shanmuganathan                                                     120,000
Shirley Radice                                                       1,000
Sig Silber                                                          15,000
Steven Minunni                                                      10,000
Thomas George                                                       60,000
Tom Stern                                                            1,500
Vincent Sisto                                                       60,000
                                                                    ------
         Total NL Investors                                        869,514
Year 2002 Transactions                                          11,636,554

Mark Kay                                                           300,000
Dave Mitchell                                                          333
Dave Mitchell                                                        1,000
Diane Manturi                                                        5,600
Jeffrey Checchio                                                       100
Jose Manuel Rodriguez                                               11,500
Lisa Ravioli                                                         1,000
Maria Rodriguez                                                     50,667
Pamela Eugenio                                                      10,667
Thomas Catras                                                       10,000
Yenney Bado                                                          2,000
Hans Fleurival                                                       5,000
Karin Gibson                                                         3,000
Kathleen Yeomans                                                     4,000
Kathleen & Rich Yeomans                                              3,000
Kurt Jansen                                                         15,000
Majid Prey                                                           5,000
Mary Hanlon                                                          1,000
Barry Wolfman                                                       50,000
Netlabs.com Inc.                                                 1,140,000
Mark Museck - (Gil Rosco)                                            5,000
Calagero Farina                                                      4,000
Anna Farina                                                          6,000
Gerard Eugenio                                                      10,000
Giuliano Farina                                                      1,000
Ignazio Farina                                                       9,000
Lawrence Sica                                                        5,000
Hope Valenti                                                         1,000

Year 2003 Transactions                                           1,659,867

Alan Shoaf                                                         120,000
Altavilla Family Trust                                             560,000
Louis Gonzalez                                                       4,000
Jeff Mason                                                           3,000
Marlin Molinaro                                                    120,000
Maria Rodriguez                                                     27,778
Sondra Schneider                                                    25,000
General Teddy Allen                                                 25,000
Howard Medow                                                        25,000
Bill Demopolis                                                      25,000
Frederick Ilardi                                                    25,000
M Power, LLC                                                       300,000
M Power, LLC                                                        50,000
Sudhaker Bhagavathula                                               13,889
Monty Schwartz                                                      50,000
Shelley Cohen                                                       50,000
Gary Kotowski                                                       10,000
Michael A. Peca                                                      1,000
Charlene M. Peca                                                     1,000
Pam Eugenio                                                         17,361
Gerard Eugenio                                                      17,361
Mathew Peifer                                                        5,000
Julie & Richard Prough                                              10,000
Ernest & Antoinette Warren                                           6,944
Hynes Insurance Agency                                              10,000
Guiliano Farina                                                      2,000
Dara Herskovitz                                                      5,600
Elizabeth Striano                                                    6,944
Kevin Hess                                                           1,389
Jeffrey Ballschmieder                                                6,944
Thomas Marrinan                                                      2,778
Savitri R. Balkaran                                                  1,389
Gregg Ballschmieder                                                 16,667
Robert W. Hansen Jr.                                                 6,944
Scott Ballschmieder                                                 13,889
Christina T. Gatto                                                   6,944
Vincent Ballschmieder                                               13,889
Ramashwari Singh                                                       694
Padmini Singh                                                          694
Jerry Vaiana                                                       100,000
Auto Servicio, S.A                                                 100,000
Marguerite Braasch                                                     300
George Brown lll                                                     6,944
Marilou Brown Lesch                                                  6,944
Susan Brown Hansen                                                   6,944
Thomas Brown Sr.                                                     6,944
John Brown                                                           6,944
Robert Brown                                                         6,944
George & Mary Brown                                                 20,833
Howard Medow                                                        30,000
J. Gale Thomas                                                      27,778
Shari Kole                                                          10,000
William Fix                                                          6,944
Thomas Eddy                                                          2,000
Mark L. Kay                                                         41,667
Jae Park                                                               500
Dr. John M. Pepe                                                    13,889
Mark L. Kay                                                         69,444
Mark L. Kay                                                         69,444
Mark L. Kay                                                         55,556
Mark L. Kay                                                         83,333
Mark L. Kay                                                         69,444
Mark L. Kay                                                         69,444
Michael C. Brenner                                                  10,417
            Total Other                                          2,411,755

OBX Capital Group                                                   69,444
Richard/Liane McDonald                                              48,612
OBX Capital Group                                                   69,443
OBX Capital Group                                                   69,443
Lawrence/Bonnie Anlauf                                              25,500
Dr. Ken Johnson                                                    124,000
Jack/Sadie Moskowitz                                                41,667
OBX Capital Group                                                   83,334
OBX Capital Group                                                  277,778
Lawrence/Bonnie Anlauf                                              57,163
Alan Shoaf                                                          41,667
Harold Wrobel                                                      138,889
Lawrence/Bonnie Anlauf                                              10,000
OBX Capital Group                                                   67,361
Alan Shoaf                                                          60,000
                                                                    ------

Grand Total                                                     16,892,477

                                    EXHIBIT B
                               DISCLOSURE SCHEDULE

This Disclosure and Exception Schedule is made and given pursuant to Articles 4 and 6 of that certain Standby Equity Distribution Agreement ("SEDA") dated December --, 2004 by and among StrikeForce Technologies, Inc. and Cornell Capital Partners, LP (the "Investor"). The section numbers in this Schedule correspond to the section numbers in the SEDA; however, any information disclosed herein under any section number shall be deemed to be disclosed and incorporated into any other section number under the SEDA where such disclosure would otherwise be appropriate. Any terms defined in the SEDA shall have the same meaning when used in this Schedule of Exceptions as when used in the Agreement unless the context otherwise requires.

Nothing herein constitutes an admission of any liability or obligation on the part of the Company nor an admission against the Company's interest. The inclusion of any schedule herein or any exhibit hereto should not be interpreted as indicating that the Company has determined that such an agreement or other matter is necessarily material to the Company. The Investor acknowledges that certain information contained in these schedules may constitute material confidential information relating to the Company, which may not be used for any purpose other than that contemplated in the Agreement. Copies of the agreements described herein are available upon request of the Company for review by the Investor.

Section 1.6.   Lock Up Period.


          (i) The Company may issues stock or preferred stock for no consideration or a consideration per share less than the Bid Price on the date of issuance to employees, officers, directors or consultants pursuant to an option or employee stock ownership plan approved by the board of directors, an employee stock ownership plan or as compensation for services; provided that in no event shall the shares a) to be issued on conversion of options and b) the shares issued pursuant to an employee stock ownership plan or as compensation exceed 10 percent of the issued common stock of the Company.

               The Company has issued certain notes, the principal and interest of which are convertible into shares of common stock of the Company, as set forth below. The price at which such notes may be converted is $1.00 per share. In addition, the holders of the notes were granted rights to purchase additional common stock of the Company in an amount not exceeding ten (10) percent of the principal amount of the notes within 10 years of the date of the note at a price of $1.00 per share.

   -----------------------------------------------------------------------------
                         Loan            Loan          Interest           Due
   Loan Provider         Date           Amount           Rate            Date
   -----------------------------------------------------------------------------
   Brenner, Michael    11/12/03      $ 50,000.00      Prime + 2%        6/30/05
   -----------------------------------------------------------------------------
   Brenner, Michael    01/05/04      $  7,500.00      Prime + 4%        6/30/05
   -----------------------------------------------------------------------------
   Kay, Mark           02/04/04      $ 60,000.00        5.875%          9/30/05
   -----------------------------------------------------------------------------
   Kay, Mark           06/10/04      $ 50,000.00        5.875%         12/31/05
   -----------------------------------------------------------------------------
   Kay, Mark           09/07/04      $ 30,000.00        5.875%         12/31/05
   -----------------------------------------------------------------------------
                              Total: $197,500.00
                                     ===========


               The Company is presently engaged in negotiations with Secured Digital Applications, Inc. ("SDA") to enter into an agreement whereby SDA will utilize the Company's technology in the development of a secure on-line payment portal and e-commerce applications. In connection with this agreement, the Company may issue common stock to SDA in an amount equal to 10 (ten) percent of its issued common stock in return for a payment of $2,000,000.

               The Company may issue common stock to consultants at such discount as the Company deems reasonable and necessary, giving due consideration to market conditions and liquidity, to permit the consultant to realize the agreed upon amount for the services rendered


          (ii) The Company may issue options pursuant to its Stock Option Program and Plan for no consideration or a consideration per share less than the Bid Price on the date of issuance subject to the limitation that the shares a) to be issued on conversion of options and b) the shares issued pursuant to an employee stock ownership plan or as compensationshall not exceed 10 percent of the issued common stock of the Company.

               The Company has issued options to Netlabs.com, Inc. in exchange for the waiver of royalty payments that were to be made under an asset purchase agreement whereby StrikeForce Technologies, Inc. acquired certain assets and liabilities of Netlabs.

  ------------------ -------------- ------------- --------------- --------------
  Number of Options  Granted Date   Vesting Date  Expiration Date Exercise Price
  ------------------ -------------- ------------- --------------- --------------
  2,530,000          As of          Immediate     August 31, 2013   $0.36
                     September 11,
                     2003
  ------------------ -------------- ------------- --------------- -------------
  2,530,000          As of          December 1,   August 31, 2013   $0.36
                     September 11,  2005
                     2003
  ------------------ -------------- ------------- --------------- -------------
  2,540,000          As of          December 1,   August 31, 2013   $0.36
                     September 11,  2006
                     2003
  ------------------ -------------- ------------- --------------- --------------

         Section 4.3.      Capitalization

               (i) The Company has adopted a Stock Option Program and Plan under which options in the aggregate amount of 1,000,000 shares may be issued by the Company during 2004. The Company may further, from time to time, issue shares of common stock pursuant to an Employee Stock Ownership Plan (ESOP) or as compensation to the employees, officers or directors of the Company. The Company may further issue share of common stock to consultants. Notwithstanding the foregoing, the Company shall not issue common stock or options to its employees, officers, directors or consultants in an amount exceeding ten (10) percent of the issued common stock of the Company.

               The Company has issued certain notes, the principal and interest of which are convertible into shares of common stock of the Company, as set forth below. The price at which such notes may be converted is $1.00 per share. In addition, the holders of the notes were granted rights to purchase additional common stock of the Company in an amount not exceeding ten (10) percent of the principal amount of the notes within 10 years of the date of the note at a price of $1.00 per chare.

   -----------------------------------------------------------------------------
                        Loan           Loan         Interest           Due
   Loan Provider        Date          Amount          Rate            Date
   -----------------------------------------------------------------------------
   Brenner, Michael   11/12/03     $ 50,000.00     Prime + 2%        6/30/05
   -----------------------------------------------------------------------------
   Brenner, Michael   01/05/04     $  7,500.00    Prime + 4%         6/30/05
   -----------------------------------------------------------------------------
   Kay, Mark          02/04/04     $ 60,000.00       5.875%          9/30/05
   -----------------------------------------------------------------------------
   Kay, Mark          06/10/04     $ 50,000.00       5.875%         12/31/05
   -----------------------------------------------------------------------------
   Kay, Mark          09/07/04     $ 30,000.00       5.875%         12/31/05
   -----------------------------------------------------------------------------
                          Total:   $197,500.00
                                   ============


               The Company is presently engaged in negotiations with Secured Digital Applications, Inc. ("SDA") to enter into an agreement whereby SDA will utilize the Company's technology in the development of a secure on-line payment portal and e-commerce applications. In connection with this agreement, the Company may issue common stock to SDA in an amount equal to 10 (ten) percent of its issued common stock in return for a payment of $2,000,000.

               The Company has been engaged in a private placement coordinated by Summit Financial Partners, LLC in the aggregate amount of $3,500,000. The Company may continue to accept subscriptions in connection with this private placement through the date on which a registration statement covering the securities to be issued upon conversion of the Convertible Debenture is filed.

(ii) The Company has issued certain debt securities noted under (i), above.

          (iv) The Company has granted registration rights to purchasers of the common stock of the company through a private placement coordinated by Summit Financial Partners, LLC. The Company shall be permitted to concurrently register for resale the common stock held by its existing shareholders. A schedule of the existing shareholders of the Company are listed on Schedule I hereto.

         Section 4.17.     Subsidiaries.

               The Company owns the following subsidiaries: StrikeForce, Inc., a Delaware corporation. The Company intends to reincorporate under Delaware law by merging with and into StrikeForce, Inc., a Delaware corporation.


         Section 6.8       Restriction on Sale of Capital Stock


          (i) The Company may issue or sell Common Stock and/or other securities granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's Bid Price value determined immediately prior to its issuance:

               In satisfaction of its obligations disclosed in item 3(c)(i) of this schedule;

               Up to 10 percent of the issued common stock of the Company, pursuant to the exercise of options or awards of common stock to employees, officers, directors or consultants as compensation or incentive awards;

               The Company may issue common shares of stock to Secured Digital Applications, Inc. in an amount not exceeding 10 percent of the issued common stock of the Company for $2 million.

         (ii) The Company may issue options to employees officers or directors without consideration or for a consideration per share less than such Common Stock's Bid Price value determined immediately prior to its issuance, subject to the limitations set forth in 3(c)(i) and 4(k)(i) above.

          (iii)The Company may, subject to other applicable limitations, permit the registration of options or common stock issued to employees or consultants on Form S-8.

         Section 6.9.      Consolidation; Merger

               The Company may effect such mergers with one or more wholly owned subsidiaries as are reasonable and necessary to cause the Company to be reincorporated under Delaware law. Prior to or at the time of such reincorporation, the Company may amend its Certificate of Incorporation to adopt such provisions as the board of directors and, as applicable, the shareholders deem suitable for the effective management of the Company, provided that no such reorganization may impair the security granted to Investor in connection with the issuance of the SEDA. The Company may authorize "blank-check" preferred stock not to exceed 10,000,000 shares that shall be subject to the rights and preferences as the Company's board of directors may later determine. The Company shall not file a Certificate of Designation without the written consent of Cornell Capital Partners, LLP, which consent shall not be unreasonably withheld